Exhibit 10.19
STOCK PURCHASE AGREEMENT
     This STOCK PURCHASE AGREEMENT (this “Agreement”) is made effective as of October 13, 2006, by and among Maurice Zach Bair, an individual residing in the State of Texas (“Seller”), Radical Holdings LP, a Texas limited partnership (“Buyer”), and Immediatek, Inc., a Nevada corporation (the “Company”).
     WHEREAS, Seller is the record owner and holder of 111,954 issued and outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company;
     WHEREAS, on the date hereof, Buyer desires to purchase, and Seller agrees to sell, 110,618 shares (the “Shares”) of Common Stock owned and held of record by Seller upon the terms, and subject to the conditions, hereinafter set forth;
     WHEREAS, Seller has issued a warrant (the “Warrant”) to purchase 1,336 shares of Common Stock owned and held of record by Seller to a third-party that expires on February 19, 2007 (the “Warrant Expiration Date”);
     WHEREAS, Seller desires to grant Buyer, and Buyer desires to obtain from Seller, the right to purchase the shares of Common Stock subject to the Warrant that are not purchased by the third-party pursuant to the Warrant on or prior to the Warrant Expiration Date upon the terms, and subject to the conditions, hereinafter set forth; and
     WHEREAS, Buyer and the Company desire to provide certain releases to Seller, and Seller desires to provide certain releases to Buyer and the Company, upon the terms hereinafter set forth.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:
     1. Purchase and Sale of the Shares. Subject to the terms and conditions hereinafter set forth, on the date hereof, Seller shall sell, convey, transfer and deliver to Buyer the Shares and certificates representing the Shares, and Buyer shall purchase from Seller the Shares for a purchase price of $2.00 per share, or an aggregate purchase price of $221,236.00 (the “Purchase Price”). The Purchase Price will be delivered by Buyer to Seller in the form of a check against delivery by Seller to Buyer of the certificates representing the Shares. The certificates representing the Shares shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of Seller.
     2. Purchase and Sale of the Warrant Shares. Subject to the terms and conditions hereinafter set forth, in the event that the Warrant is not exercised in full on or prior to the Warrant Expiration Date, Buyer shall have the right, but not the obligation, to purchase from Seller that number of shares of Common Stock that are not purchased from Seller pursuant to the Warrant by the holder of the Warrant on or prior to the Warrant Expiration Date at a price of $2.00 per share (as adjusted for stock splits, combinations and other similar events). Seller shall notify Buyer in writing (the “Seller Notice”) within ten (10) days after the Warrant Expiration Date of the number of shares of Common Stock available for purchase by Buyer pursuant to this Section 2 (the “Warrant Shares”). Buyer must notify Seller in writing (the “Buyer Notice”) within ten (10) days after receipt of the Seller Notice of its election to purchase the Warrant Shares. The purchase and sale of the Warrant Shares, if so elected by Buyer, shall take place within ten (10) days of Seller’s receipt of the Buyer Notice and be on such date as is mutually agreed upon by Buyer and Seller in good faith (the date of the purchase and sale of the Warrant Shares being hereinafter referred to as the “Warrant Shares Closing Date”). The aggregate purchase price for the Warrant Shares, if the Warrant Shares are so purchased by Buyer, will be delivered by Buyer to Seller in the form of a check against delivery by Seller to Buyer of the certificates representing the Warrant Shares. The certificates representing the Warrant Shares, if the Warrant Shares are so purchased by Buyer, shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of Seller.
     3. Representations, Warranties and Covenants of Seller. In order to induce Buyer to purchase the Shares and, if applicable, the Warrant Shares, Seller represents and warrants to, and covenants with, Buyer that:
          (a) On the date hereof:
               (i) Seller is the sole and lawful owner of the Shares.
               (ii) Except as provided in that certain Investor’s Rights Agreement, dated as of June 8, 2006, by and among Seller, Buyer, the Company and the other parties thereto:
                    (A) Seller has the absolute right to sell, assign, convey and transfer the Shares to Buyer free and clear of all liens, pledges, security interests, encumbrances, equities and other charges and without breach of any agreement to which Seller is either a party or by which Seller is bound;
                    (B) Seller is not a party to any agreement, written or oral, creating rights in respect of the Shares in any third party or relating to the voting of the Shares; and
                    (C) There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the Shares, nor are there any securities exercisable for, or convertible into, the Shares.
          (b) On the Warrant Shares Closing Date:
               (i) Seller is the sole and lawful owner of the Warrant Shares;
               (ii) Seller has the absolute right to sell, assign, convey and transfer the Warrant Shares to Buyer free and clear of all liens, pledges, security interests, encumbrances, equities and other charges and without breach of any agreement to which Seller is either a party or by which Seller is bound;
               (iii) Seller is not a party to any agreement, written or oral, creating rights in respect of the Warrant Shares in any third party or relating to the voting of the Warrant Shares; and
               (iv) There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the Warrant Shares, nor are there any securities exercisable for, or convertible into, the Warrant Shares.
          (c) Seller shall defend Buyer against all claims or demands of others with respect to the Shares and Warrant Shares.

          (d) On the date hereof, Seller shall cause the claim for unemployment benefits filed with the Texas Workforce Commission by Seller to be withdrawn. Seller shall neither refile any claim with the Texas Workforce Commission nor file any other claim of a similar nature with any other governmental agency or body or political subdivision thereof.
          (e) Seller agrees not to knowingly seek employment with, or to submit an application to, the Company at any time in the future.
          (f) Seller shall not alter or modify, or cause or permit to be altered or modified, any of the terms and provisions of the Warrant, including, without limitation, the Warrant Expiration Date, without the prior written consent of Buyer.
     4. Representations of Seller, Buyer and the Company. Seller and Buyer hereby represent and warrant to each other that there has been no act or omission by either Seller or Buyer, as the case may be, that would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated hereby. Seller, Buyer and the Company hereby further represent and warrant to each other that each is the owner and holder of all claims being released herein, and that neither has transferred, assigned or conveyed any such claim being released herein.
     5. Release by Seller. Upon, for and in consideration of the consummation of the purchase and sale of the Shares, and other good and valuable considerations, Seller, for and on behalf of himself, individually, and his heirs, executors, trustees, administrators, representatives and assigns, if any, hereby fully, finally, completely and forever releases, discharges, acquits and relinquishes, Buyer, the Company and their respective predecessors, successors, parent entities, subsidiaries, attorneys, officers, directors, partners, members, managers, employees, stockholders, agents, affiliates and assigns (collectively, the “Releasees”), jointly and/or severally, from any and all claims, actions, demands, liabilities, promises, obligations, damages and/or causes of action of whatever kind or character, joint or several, whether known or unknown, suspected or unsuspected, asserted or unasserted, including, without limitation, under any federal or state statute or common law, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Texas Commission on Human Rights Act; the Employee Retirement Income Security Act; the Fair Labor Standards Act; The Age Discrimination in Employment Act of 1967 (29 U.S.C. Section 621, et seq.); the Texas Payday law, Tex. Lab. Code section 61.001; claims based on an alleged breach of an obligation or duty arising in contract or tort, including, but not limited to, any and all claims arising under the Employment Agreement (the “Employment Agreement”), dated as of March 7, 2006, by and between Seller and DiscLive, Inc., a wholly-owned subsidiary of the Company, or otherwise relating to any alleged breach of any oral or written promise or employment contract, any and all claims for unpaid or withheld wages, bonuses, benefits, stock or stock options, deferred compensation, commissions or profit-sharing, any claims for wrongful discharge, retaliation or termination, breach of contract, promissory estoppel, fraud, breach of any implied covenants, assault, battery, negligent hiring, negligent retention, defamation, invasion of privacy, slander or intentional infliction of emotional distress, harassment, negligence, gross negligence, and strict liability; any alleged unlawful act; any and all claims by Seller, directly or derivatively, in his capacity as a stockholder against the Releasees for breach of any duty owed to the stockholders of the Company; any claims regarding or with respect to payroll taxes, or any other claim, regardless of the forum in which it might be brought, if any, that he has, might have, or might claim to have against Releasees, for any and all injuries, harm, damages, penalties, costs, losses, taxes, expenses, attorneys’ fees and/or liability or other detriment, if any, whatsoever and whenever incurred, suffered or claimed by Seller as a result of any and all alleged acts, omissions or events, up to the date hereof but not thereafter. It is expressly agreed and understood by Seller that this release includes, but is not limited to, any and all claims, actions, demands, and causes of action, if any, arising from or in any way connected with any and all, if any, communications, negotiations, dealings, compensation, employment relationships and separations of employment between Seller and the Releasees, including any claim of discrimination, wrongful termination, breach of contract, and/or tortious conduct. This Section 5 does not constitute a release or waiver of any rights of Seller arising under this Agreement, including for breach hereof, or after the date hereof, except as provided in this Agreement.
     6. Release by Buyer and the Company. Buyer and the Company, for and on behalf of themselves and their respective current and past officers, directors, attorneys, employees, agents, parent companies, subsidiaries, and their respective heirs, successors and assigns, hereby fully, finally, completely and forever release, discharge, acquit and relinquish, Seller and his heirs, executors, trustees, administrators, representatives and assigns, in their individual or corporate capacity, from any and all claims, actions, demands, liabilities, promises, obligations, damages and/or causes of action of whatever kind or character, joint or several, whether known or unknown, suspected or unsuspected, asserted or unasserted, arising prior to or existing at the time of the date hereof that they may have, or might claim to have, against Seller in any form, including, but not limited to, violations of any federal or state law or common law claim, whether in tort, contract or otherwise, including, but not limited to, for discrimination, retaliation, harassment, breach of contract, breach of fiduciary duty, promissory estoppel, fraud, breach of any implied covenants, assault, battery, negligent hiring, retention and supervision, defamation, invasion of privacy, slander or intentional infliction of emotional distress, harassment, negligence, gross negligence and strict liability; any alleged unlawful act, including for any act or omission of Seller during the term of his employment under the Employment Agreement. This Section 6 shall not release or waive any claim or cause of action that the Company, Buyer or they might have or that may arise against Seller, in his official or individual capacity, (i) under the terms of this Agreement, (ii) under the terms of that certain Agreement of Waiver, dated as of May 1, 2006, by and between the Company and Seller, (iii) after the date hereof or (iv) in any stockholder derivative litigation.
     7. Miscellaneous.
          (a) This Agreement, together with the Release, dated June 8, 2006, by and between the Company and Seller, constitute the entire agreement and understanding of the parties in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
          (b) All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and shall inure to the benefit of and are enforceable by, the parties and their respective successors, legal representatives, heirs and permitted assigns.
          (c) All notices, requests and other communications provided for, or permitted to be given, under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

If to Buyer:

Radical Holdings LP
c/o Radical Management, LLC
5424 Deloache Avenue
Dallas, Texas 75220
Attn: President
Fax: (214) 696-3380

With a copy to (which does not constitute notice):

Robert S. Hart, Esq.
5424 Deloache Avenue
Dallas, Texas 75220
Fax: (214) 696-3380

If to the Company:

Immediatek, Inc.
10488 Brockwood Road
Dallas, TX 75238
Attention: President
Fax: (214) 722-0818

If to Seller:

Zach Bair

All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.
          (d) The acknowledgements, agreements, covenants, representations and warranties contained in this Agreement shall survive its termination.
          (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES.
          (f) Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall only be brought in any federal court located in Dallas County, Texas or any Texas state court located in Dallas County, Texas, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 7(c) of this Agreement shall be deemed effective service of process on such party.

          (g) EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE MATTERS CONTEMPLATED HEREIN. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HEREBY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS, AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED, THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 7(g).
          (h) The section headings contained in this Agreement are inserted for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.
          (i) This Agreement may be amended only by a written instrument signed by all the parties hereto.
          (j) Any party may, for itself only, (i) extend the time for the performance of any of the obligations of any other party under this Agreement, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
          (k) The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
          (l) This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
          (m) This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in the masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision, unless expressly so limited. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.
          (n) No party may assign this Agreement without the express written consent of the other parties.
          (o) If litigation or any other action of any nature whatsoever (including any proceeding under the U.S. Bankruptcy Code) is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights, the prevailing party shall be entitled to recover its attorneys’ and other experts’ fees and all other fees, costs, and expenses actually incurred and reasonably necessary, as determined by the court(s), in addition to all other amounts provided by law.
     8. Authorization. The person signing this Agreement, whether individually or on behalf of an entity, has the authority to do so and to bind the undersigned to the terms hereof.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties have set their hands on the date first above written.

SELLER:

/s/ ZACH BAIR

Maurice Zach Bair

BUYER:

Radical Holdings LP,
a Texas limited partnership

By:	Radical Management, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ MARK CUBAN

	Name:	Mark Cuban
	Title:	President

COMPANY (solely with respect to Sections 4, 5, 6, 7
and 8 of this Agreement):

Immediatek, Inc.,
a Nevada corporation

By:	/s/ TRAVIS HILL

Name:	Travis Hill
Title:	Chief Executive Officer

(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     For Value Received, I hereby sell, assign and transfer unto Radical Holdings LP 111,954 shares of the Common Stock, $0.001 par value per share, of Immediatek, Inc. standing in my name on the books of said corporation represented by Certificate Nos. 5100, 5101, 5197, 5224 and 5226 herewith, and do hereby irrevocably constitute and appoint Travis Hill or Paul Marin attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated Effective as of: October ___, 2006

In Presence of

Name: Zach Bair

Notice: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.